Page 13 of 13


                                   EXHIBIT D

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that each of the undersigned being an officer and/or director of Megamin Ventures, Sdn Bhd (the "Company"), does hereby constitute and appoint Donald M. Feferman, his or her true and lawful attorney-in-fact and agent, with full power of substitution in these premises, at any time and from time to time to do any and all acts and things and to execute in his or her name (in connection with the undersigned's position as an officer and/or director of the Company,) which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended and any requirements of the Securities and Exchange Commission in respect thereof, and the rules and regulations of any national securities exchange or self-regulatory body, in connection with the filing of documents including, without limitation, Schedule 13D, Form 4, "Changes in Beneficial Ownership of Securities" and Form 5, "Annual Statement of Changes in Beneficial Ownership," including specifically, but without limitation thereto, power and authority to sign his or her name to such Forms to be filed with the Securities Exchange Commission, any securities exchange or any other self-regulatory body; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof. The said attorney and agent shall have and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has signed his name hereto as of this 31st day of MAY, 1999.

May 28, 1999                                /S/ LIM KENG KAY
----------------------                      ---------------------------------
Date                                        LIM KENG KAY

May 28, 1999                                /S/ CHONG WAI LIN
----------------------                      ---------------------------------
Date                                        CHONG WAI LIN

May 28, 1999                                /S/ CHOONG LEE CHONG
----------------------                      ---------------------------------
Date                                        CHOONG LEE CHONG

May 31, 1999                                /S/ TEOH LAY HOCK
----------------------                      ---------------------------------
Date                                        TEOH LAY HOCK

May 28, 1999                                /S/ CHRISTOPHER JOHN MCGOUGAN
----------------------                      ---------------------------------
Date                                        CHRISTOPHER JOHN MCGOUGAN